UNITED STATES DISTRICT COURT MIDDLE DISTRICT OF TENNESSEE YUECHUAN SUN, derivatively on behalf of CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Plaintiff, v. VIVEK GARIPALLI, JOSEPH WAGNER, ANDREW TOY, NATHANIEL S. TURNER, LEE SHAPIRO, CHAMATH PALIHAPITIYA, STEVEN TRIEU, IAN OSBORNE, JACQUELINE D. RESES, JAMES RYANS, Defendants, and CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Nominal Defendant. Lead Case No. 3:21-cv-00311 Judge Aleta A. Trauger LEAD CASE MANTEG LUTHRA, derivatively on behalf of CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Plaintiff, v. VIVEK GARIPALLI, JOSEPH WAGNER, ANDREW TOY, NATHANIEL S. TURNER, LEE SHAPIRO, CHAMATH PALIHAPITIYA, STEVEN TRIEU, IAN OSBORNE, JACQUELINE D. RESES, JAMES RYANS, Defendants, Case No. 3:21-cv-00320 Judge Aleta A. Trauger MEMBER CASE

2 and CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Nominal Defendant. LONG-FORM NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS A Federal Court authorized this Notice. This is not a solicitation from a lawyer. TO: ALL OWNERS OF THE COMMON STOCK OF CLOVER HEALTH INVESTMENTS, CORP. (“CLOVER” OR THE “COMPANY”) CURRENTLY AND AS OF THE CLOSE OF TRADING ON FEBRUARY 2, 2024 (“CURRENT CLOVER STOCKHOLDERS”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATIONS AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD CLOVER COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District Court for the Middle District of Tennessee (the "Court"), that a proposed settlement ("Settlement") has been reached by the parties to the following shareholder derivative actions brought on behalf and for the benefit of Clover: (i) Sun v. Garipalli, Case No. 3:21-cv-00311 and Luthra v. Garipalli, Case No. 3:21-cv-00320, pending in the Court; (ii) In re Clover Health Investments, Corp. Derivative Litigation, Lead Case No. 1:21-cv-00191, pending in the U.S. District Court for the District of Delaware; (iii) In re Clover Health Investments, Corp. Stockholder Derivative Litigation, Index No. 655420/2021, pending in the Supreme Court of the State of New

3 York, County of New York; and (iv) Davies v. Garipalli, et al., C.A. No. 2021-1016-SG, pending in the Delaware Court of Chancery (collectively, the “Actions”). As explained below, a hearing will be held on July 11, 2024 at 4:00 p.m. before the Honorable Aleta A. Trauger, either in person at the United States District Court for the Middle District of Tennessee, Fred D. Thompson U.S. Courthouse and Federal Building, Courtroom 6C, 719 Church Street, Nashville, TN 37203, or by telephone or videoconference (in the discretion of the Court), to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) whether the Court should approve the requested attorneys' fees and reimbursement of expenses to Plaintiffs’ Counsel and service awards to Plaintiffs; and (iv) such other actions as may be necessary or proper under the circumstances.1 The terms of the Settlement are set forth in the Stipulation and Agreement of Settlement (the “Stipulation”) and summarized in this Long-Form Notice. The Stipulation was entered into as of February 2, 2024 by and among the Parties to the Actions. The Settlement provides for the Company to implement enhancements to its corporate governance as described in more detail in paragraph 53 below. Neither the Company nor Clover stockholders will receive any payment from the Settlement. If approved by the Court, the Settlement will fully resolve the Actions, including the dismissal of the Actions with prejudice. For a more detailed statement of the matters involved in the Actions, the Settlement, and the terms discussed in this Long-Form Notice, a link to the Stipulation and exhibits thereto are available on the Investor Relations section of Clover’s website at https://investors.cloverhealth.com. PLEASE NOTE: STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Actions, the terms of the proposed Settlement, and how the proposed Settlement affects Clover stockholders’ legal rights. 2. The Actions are stockholder derivative suits. In a stockholder derivative suit, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In the Actions, Plaintiffs have filed suit against the Individual Defendants on behalf of and for the benefit of Clover. The Settlement will result in changes to the Company’s corporate governance, not in payments to individuals, thus obviating the need for a claims procedure. 1 All capitalized terms not otherwise defined in this Long-Form Notice shall have the meaning provided in the Stipulation, a copy of which is being filed, together with this Long-Form Notice and other exhibits to the Stipulation, as an attachment to the Company’s 8-K dated April 4, 2024.

4 3. The Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the requested attorneys' fees for and reimbursement of expenses to Plaintiffs’ Counsel (the “Settlement Hearing”). See paragraphs 61-71 below for details about the Settlement Hearing, including the location, date, and time of the hearing. WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE ACTIONS AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. NO COURT PRESIDING OVER ANY OF THE ACTIONS HAS MADE ANY FINDINGS WITH RESPECT TO SUCH MATTERS, AND THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT. 4. The Actions assert claims for breach of fiduciary duty and related causes of action in connection with the merger of special purpose acquisition company (“SPAC”) Social Capital Hedosophia Holdings Corp. III (“SCH”) with Clover’s predecessor, Clover Investments Corp (“Legacy Clover”), and related alleged post-merger conduct. Plaintiffs contend that, motivated by the prospect of unlocking gains of more than $320 million on “Founder Shares,” the Individual Defendants duped shareholders into approving a de-SPAC merger with Legacy Clover, in which SCH paid $500 million of the $720 million collected in SCH’s initial public offering to acquire a minority stake in Clover, the merged entity, through a series of misrepresentations about the nature, value, and regulatory risks of Legacy Clover’s business model. Plaintiffs contend similar misrepresentations continued to be published following the merger.2 A. The Tennessee Action 5. On April 19, 2021, plaintiff Sun filed a Verified Shareholder Derivative Complaint asserting claims for breaches of fiduciary duty, aiding and abetting breaches of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets under Delaware law, for violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), and for contribution under Sections 10(b) and 21D of the Exchange Act and Section 11(f) of the Securities Act of 1933, captioned Sun v. Garipalli, et al., No. 3:21-cv-00311 (M.D. Tenn.) (“Sun Action”). 6. On April 21, 2021, plaintiff Luthra filed a Shareholder Derivative Complaint predicated on similar allegations, captioned Luthra v. Garipalli, et al., No: 3:21-cv-00320 (M.D. Tenn.) (“Luthra Action”). 2 A series of related securities class actions predicated on similar allegations were commenced in this Court and later consolidated under the caption, Bond, et al. v. Clover Health Investments, Corp., et al., No. 3:21-cv-00096 (M.D. Tenn.) (the “Securities Action”). On October 3, 2023, the U.S. District Court for the Middle District of Tennessee approved the settlement of the Securities Action, entered judgment thereon, and ordered the case dismissed with prejudice. Securities Action, ECF Nos. 146, 147.

5 7. On May 7, 2021, the parties filed a stipulation and proposed order to consolidate the Sun Action and Luthra Action and to appoint The Brown Law Firm, P.C. and The Rosen Law Firm, P.A. as co-lead counsel for the Tennessee Plaintiffs (ECF No. 11), which the Court entered on May 10, 2021 (ECF No. 13). 8. On July 2, 2021, the Court entered a stipulated order staying the Tennessee Action pending a final decision on the defendants’ motion to dismiss in the Securities Action (ECF No. 22). The order required the Company to produce to the Tennessee Plaintiffs any documents produced in response to another shareholder’s related “‘books and records’ demand pursuant to Section 220 of the Delaware General Corporation Law, 8 Del. C. § 220” (“Section 220”) or any other documents produced “to a plaintiff in a substantially similar shareholder derivative action or to plaintiffs in the [Securities Action,]” subject to “the execution of a confidentiality agreement governing [] use and disclosure[.]” Id. On October 11, 2021, the parties to the Tennessee Action entered into a confidentiality agreement. Shortly after the confidentiality agreement was executed, the Company provided documents that had been produced in response to a Section 220 inspection demand, which the Tennessee Plaintiffs reviewed. 9. On November 30, 2021, the Tennessee Plaintiffs filed a Verified Consolidated Shareholder Derivative Complaint leveraging the Section 220 documents and allegations in the first amended complaint filed in the Securities Action (the “Amended Complaint”) (ECF Nos. 23, 25). 10. On June 10, 2022, the Company produced and the Tennessee Plaintiffs reviewed additional documents produced in response to a Section 220 inspection demand. 11. On March 24, 2023, following the denial of the motion to dismiss in the Securities Action, the Tennessee Plaintiffs informed the Court that the stay of the Tennessee Action had terminated, and asked the Court to set a deadline for Defendants to answer or otherwise respond to the Amended Complaint (ECF No. 27). On March 30, 2023, the parties submitted a stipulated proposed schedule, which the Court adopted on March 31, 2023 (ECF Nos. 28, 29). The order set deadlines for briefing any motion to dismiss the Amended Complaint; provided for the production of all documents and written discovery produced, and transcripts of any depositions taken, in the Securities Action; and set January 31, 2024, as the deadline for service of all interrogatories and requests for the production of documents in the Tennessee Action. Id. 12. On April 4, 2023, the Company produced and the Tennessee Plaintiffs thereafter reviewed additional documents that had been produced in the Securities Action. 13. Thereafter, the Court entered a series of stipulated orders extending Defendants’ time to move to dismiss the Amended Complaint to facilitate settlement negotiations and then temporarily staying proceedings to afford the Parties time to finalize an agreement in principle to settle the Actions and to prepare formal settlement documentation. (ECF Nos. 30-35). B. The Delaware Federal Action 14. On February 10, 2021, plaintiff Fuhrman filed a shareholder derivative complaint in the Delaware Federal Court alleging claims for breach of fiduciary duty and waste of corporate assets under Delaware law, and for violations of sections 10(b) and 21D of the Exchange Act

6 against certain of the Individual Defendants, captioned Fuhrman v. Garipalli, et al., No. 1:21-cv- 00191-LPS (“Fuhrman Action”) (Fuhrman Action, ECF No. 1). 15. On June 10, 2021, the Fuhrman parties filed a stipulation and proposed order (i) staying Fuhrman pending a final decision on the motion to dismiss the Securities Action; (ii) appointing Gainey McKenna & Egleston (“GM&E”) interim lead counsel for plaintiff Fuhrman; and (iii) requiring Defendants to produce to plaintiff Fuhrman any documents produced to any other shareholder in response to a related Section 220 demand and any other documents produced to shareholders in related derivative actions or in the Securities Action, subject to the execution of a confidentiality agreement governing use and disclosure. (Fuhrman Action, ECF No. 4). The Delaware Federal Court entered the stipulated order the following day. 16. On July 21, 2021, plaintiff Wiegand filed a substantially similar shareholder derivative complaint in the Delaware Federal Court captioned, Wiegand v. Garipalli, et al., No. 1:21-cv-01053-LPS (“Wiegand Action”). 17. On September 14, 2021, the Delaware Federal Action plaintiffs filed a stipulation and proposed order requesting, inter alia, that the Delaware Federal Court: (i) consolidate Fuhrman Action and Wiegand Action (forming the consolidated “Delaware Federal Action”); (ii) appoint GM&E and Levi & Korsinsky, LLP as co-lead counsel, and Bielli & Klauder, LLC as liaison counsel for the Delaware Federal Action plaintiffs; and (iii) stay the Delaware Federal Action (Delaware Federal Action, ECF No. 5). The Delaware Federal Court entered the requested order on September 16, 2021. 18. On October 7, 2021, the Delaware Federal Action plaintiffs and the Company entered into an agreement governing the confidential treatment and use of documents produced to other shareholders in related matters and to be provided to the Delaware Federal Action plaintiffs. 19. On or about October 11 and October 18, 2021, the Company provided the Delaware Federal Action plaintiffs with Section 220 documents that had been produced in response to another shareholders’ inspection demand. 20. On April 19, 2022, the Delaware Federal Action plaintiffs filed a Verified Shareholder Consolidated Derivative Complaint leveraging the Section 220 documents (Delaware Federal Action, ECF Nos. 7, 8). 21. On April 29, 2022, the parties filed a stipulation and proposed order extending the temporary stay to July 28, 2022, which the Court granted (Delaware Federal Action, ECF Nos. 9, 10). 22. On June 10, 2022, the Company produced additional Section 220 documents, which the Delaware Federal Action plaintiffs reviewed and evaluated. 23. On August 4, 2022, the parties filed a stipulation and proposed order extending the temporary stay to facilitate continued settlement negotiations, following a global mediation session attended by parties to all of the related derivative Actions (Delaware Federal Action, ECF No. 12). The Court entered an order extending the stay of the Delaware Federal Action to November 2, 2022 (Delaware Federal Action, ECF No. 13).

7 24. On March 30, 2023, the parties filed a notice that the stay had terminated, along with a proposed order setting deadlines for Defendants to answer or otherwise move in response to the complaint (Delaware Federal Action, ECF No. 14). 25. Thereafter, the Court entered a series of stipulated orders extending Defendants’ time to move to dismiss the Consolidated Derivative Complaint to facilitate settlement negotiations and then temporarily staying proceedings to afford the Parties time to finalize an agreement in principle to settle the Actions and to prepare formal settlement documentation. (Delaware Federal Action, ECF Nos. 16-18). C. The New York Action 26. On September 10, 2021, plaintiff Sankaranarayanan filed a shareholder derivative complaint in the New York Court asserting claims for breach of fiduciary duty and unjust enrichment under New York law against certain of the Individual Defendants, captioned Sankaranarayanan v. Palihapitiya, et al., Index No. 655420/2021 (“Sankaranarayanan Action”). 27. On October 15, 2021, plaintiff Sankaranarayanan filed a request for judicial intervention seeking assignment to the Commercial Division. The Sankaranarayanan Action was thereafter assigned to the Honorable Andrew Borrok, Commercial Division Part 53. 28. On November 18, 2021, the parties filed a stipulation and proposed order requesting that the New York Court temporarily stay proceedings to permit the parties to evaluate case management in light of developments in the related Securities, Tennessee, and Delaware Federal Actions. 29. On December 14, 2021, after negotiating the production of non-public, Board-level and related materials in response to a Section 220 demand to inspect Clover books and records, plaintiff Uvaydov filed a related shareholder derivative complaint in the New York Court, captioned Uvaydov v. Palihapitiya, et al., Index No. 656978/2021 (“Uvaydov Action”), asserting claims for breach of fiduciary duty and related causes of action under New York law. 30. Following consultations among counsel, on February 2, 2022, the parties to the Sankaranarayanan Action and the Uvaydov Action filed a stipulation and proposed order consolidating the Sankaranarayanan Action and the Uvaydov Action and, providing for coordinated leadership among plaintiffs’ counsel, acknowledging service, and temporarily staying further proceedings pending completion of consultations among the parties’ counsel regarding case management and scheduling. 31. On August 19, 2022, the New York Court entered an order consolidating the Sankaranarayanan Action and the Uvaydov Action (forming the consolidated “New York Action”); appointing Robbins LLP as plaintiffs’ lead counsel, the Law Offices of Thomas G. Amon as plaintiffs’ liaison counsel, and establishing an executive committee consisting of Robbins LLP and Morris Kandinov LLP; and adopting the parties’ service agreement. 32. The New York Court declined to stay further proceedings and instead scheduled a preliminary conference for November 16, 2022.

8 33. On November 3, 2022, the New York Action plaintiffs filed a Consolidated Shareholder Derivative Complaint for Breach of Fiduciary Duty and Unjust Enrichment (the “New York Complaint”), which supplemented the original Sankaranarayanan Action and Uvaydov Action’s complaints’ allegations leveraging the Section 220 documents secured by plaintiff Uvaydov. 34. On November 9, 2022, the New York Action plaintiffs filed a stipulation and proposed order for the production and exchange of confidential information, which the New York Court entered on November 29, 2022. Thereafter, in connection with the anticipated global mediation, the parties to the New York Action exchanged additional confidential information bearing on the merits of the claims and potential defenses to the New York Action, and related insurance matters, which ultimately included all documents produced in the related Securities Action. 35. In early November 2022, counsel for the parties to the New York Action met and conferred regarding case management and scheduling issues in anticipation of the preliminary conference then scheduled for November 16, 2022. Defendants in the New York Action requested that the New York Court adjourn the preliminary conference pending the outcome of motions for partial summary judgment in related insurance coverage litigation pending in the Chancery Court, which relief the New York Action plaintiffs did not oppose. The New York Court adjourned the preliminary conference. Thereafter, the parties participated in a status conference on November 30, 2022, following which the New York Court entered an order resetting the preliminary conference for February 28, 2023. 36. The parties met and conferred and submitted an agreed-to discovery and pre-trial schedule for the New York Court’s consideration at the preliminary conference. At the preliminary conference, the New York Court considered the parties’ proposals for sequential briefing on a series of defense motions relating to jurisdiction, venue, and pleadings challenges, and defendants committed to producing to the New York Action plaintiffs all documents and written discovery and transcripts of any depositions taken in the related Securities Action. Clover subsequently made a number of productions, which counsel for the New York Action plaintiffs reviewed and evaluated in connection with preparation of an amended consolidated complaint and settlement discussions. 37. On April 24, 2023, the New York Court entered a case management order establishing deadlines for motions to dismiss, discovery, summary judgment, and other pre-trial matters. Among other matters, the case management order required defendants in the New York Action to serve any motion to dismiss the New York Complaint by May 5, 2023, set a compliance conference for August 14, 2023, and further required the parties to file a notice of issue/certificate of trial readiness on or before July 28, 2024. 38. On May 2, 2023, May 22, 2023, and July 5, 2023, the New York Court entered stipulated orders extending defendants’ deadline to respond to the New York Complaint in order to facilitate the parties’ ongoing mediator-supervised settlement negotiations. After the Parties executed a binding memorandum of understanding setting forth the material substantive terms of an agreement in principle to settle the Actions, the New York Court entered a stipulated order continuing the compliance conference to September 29, 2023, to provide the Parties time to resolve

9 outstanding issues and to prepare a formal stipulation of settlement. The New York Court subsequently granted additional continuances to permit the Parties to finalize the Settlement. D. The Delaware Chancery Action 39. On June 14, 2021, plaintiff Davies issued a Section 220 demand to inspect Clover’s books and records. Following negotiations and execution of a confidentiality agreement, on September 24, 2021, the Company produced non-public, Board-level materials. After analyzing the production, Davies sought additional documents. Clover made additional materials available on October 27 and November 4, 2021. 40. On November 30, 2021, plaintiff Davies filed a shareholder derivative complaint under seal in the Chancery Court, incorporating the Section 220 documents and other confidential information. 41. Clover sought a stay pending resolution of the motion to dismiss in the Securities Action, and on January 19, 2022, the parties submitted a stipulation providing for such a stay, which was entered as the order of the court. 42. On April 29, 2022, the parties to the Delaware Chancery Action filed a stipulation to extend the temporary stay, through July 28, 2022, to permit the parties to focus their efforts on the global mediation scheduled for July 19, 2022, which the court approved on May 5, 2022. 43. On May 15, 2023, the parties filed a joint status report regarding the continuing global settlement negotiations, and a proposed schedule for briefing on defendants’ motion to dismiss. 44. Thereafter, the Court entered a series of stipulated orders extending Defendants’ time to move to dismiss the Consolidated Derivative Complaint to facilitate settlement negotiations and then temporarily staying proceedings to afford the Parties time to finalize an agreement in principle to settle the Actions and to prepare formal settlement documentation. E. Settlement Negotiations 45. In July 2022, the Parties agreed to participate in an in-person global mediation session in New York City to attempt to resolve and settle the Actions (the “First Mediation”). The First Mediation was set for July 19, 2022 before Jed D. Melnick, Esq., an experienced JAMS ADR mediator (the “Mediator”). 46. On July 8, 2022, counsel for the Parties commenced a series of exchanges of confidential information in anticipation of the First Mediation. Clover circulated a mediation statement addressing Plaintiffs’ factual allegations and legal contentions, and outlining various pleadings challenges and substantive defenses. Plaintiff Davies submitted a mediation statement addressing the facts, legal claims and damages to the Company, and a settlement demand with monetary and non-monetary components, including proposals for corporate governance enhancements designed to prevent recurrence of the alleged wrongdoing. The Tennessee Plaintiffs and the Delaware Federal Action plaintiffs jointly submitted a settlement demand summarizing damages and proposing a settlement framework that included corporate governance enhancements

10 and a monetary payment to the Company. The New York Action plaintiffs submitted a settlement demand letter on July 18, 2022 summarizing the facts bearing on various theories of liability and damages, and demanding monetary compensation for the Company and corporate governance reform. 47. The First Mediation took place as scheduled on July 19, 2022. By day’s end it was clear that much more work would be required to reach a settlement agreement, and the Parties agreed to schedule a second mediation session. 48. On August 1, 2022, the Parties participated in a second day-long mediation session overseen by the Mediator (“Second Mediation”). Progress was made, but the Parties were unable to reach agreement. The Parties agreed to continue their negotiations with the assistance of the Mediator. 49. In the months following the First and Second Mediations, the Parties continued to engage in hard fought, arm’s-length settlement negotiations through e-mails and teleconferences, with the assistance of the Mediator. The negotiations regarding an appropriate remedial framework took many weeks. Once a mutually acceptable remedial framework was established, the Parties negotiated the details of the substantive consideration over the ensuing months. In the course of the negotiations, the Parties exchanged dozens of proposals and counter-proposals, carefully evaluated the implications of confidential information Clover shared with Plaintiffs’ counsel regarding Clover’s finances and operational performance, the available directors and officers insurance (“D&O insurance”), and developments in the related coverage litigation and Securities Action, and challenged each other's theories, allegations, and contentions of law and fact. 50. In early summer 2023, the Parties reached an agreement in principle regarding the material substantive consideration for the Settlement, and thereafter negotiated the terms of a memorandum of understanding, including, inter alia, release language and provisions for notice to shareholders. The Parties executed the memorandum of understanding on June 21, 2023. 51. After reaching agreement on the material substantive terms of the Settlement, the Parties, with the assistance of the Mediator, separately negotiated and reached an agreement regarding the attorneys’ fees and expenses that would be payable to Plaintiffs’ Counsel commensurate with the Settlement’s substantial benefits, subject to the Court’s approval. The Parties concurrently negotiated this Stipulation detailing the Settlement's operational terms and conditions. 52. On March 5, 2024, the Court preliminarily approved the Settlement, authorized this Notice to be provided to Current Clover Stockholders, and scheduled the Settlement Hearing to consider whether to grant final approval of the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 53. In consideration of the full settlement and release of the Released Claims (defined in paragraph 56 below) against the Released Persons (defined in paragraph 56 below) and the dismissal with prejudice of the Tennessee Action, Defendants will cause the Company to adopt

11 the following enhancements to the Company’s governance and oversight over its compliance and audit functions: I. The Board shall designate an independent, non-employee director as Lead Independent Director (“LID”). The LID shall, in conjunction with the Board’s Nominating and Corporate Governance Committee (“the Governance Committee”), oversee adoption, implementation and compliance with the Enhancements. II. Board Refreshment and Independence: 1. Clover will appoint one new independent director to the Board who qualifies as financially sophisticated under NASDAQ rules and shall be identified through a search conducted by the independent directors on the Governance Committee with the assistance of an independent search firm. The sixty-day provision above notwithstanding, Clover will make reasonable best efforts to appoint this director within one hundred twenty (120) days of the Effective Date. 2. Clover acknowledges that the initiation and pendency of the derivative Actions was a substantial and material factor in the appointments of Dr. Carladenise Armbrister Edwards and Dr. Anna U. Loengard as independent directors in July 2022 and November 2022, respectively. 3. The Board shall utilize the following procedures for the recruitment and addition of the new independent director: A. The Governance Committee shall review the Board’s current array of skills, expertise, experience, and other relevant qualities (“Skills Matrix”) and identify areas for improvement and development. B. The Company will post the Skills Matrix to the Investor Relations section of its website. C. The Governance Committee will retain an independent corporate governance expert to receive input to identify qualities to seek in director candidates. D. The Governance Committee will engage an independent search firm, to identify prospective candidates for the new independent director position in keeping with the qualities identified above. E. The Governance Committee Chair will review the prospective candidates identified and work together with the independent corporate governance expert to select those candidates to be forwarded to the full Governance Committee for consideration. This review, including background information and interviews of prospective candidates, will be conducted with respect to all candidates who express their consent to being considered and to

12 serving as a director. No fewer than five (5) qualified director candidates will be sent to the Governance Committee for review. F. Once the candidates are identified by the Governance Committee Chair and considered by the full Governance Committee, the Board shall meet with the candidates and, subject to its fiduciary duties and judgment, nominate a candidate for election to the Board or, if no stockholders’ meeting is scheduled in the next ninety (90) days or if the proxy statement for such meeting has already been filed with the SEC, the Board shall elect a candidate to fill any Board vacancies until such future meeting is held and the candidate can be nominated for election by stockholders. If the Board does not select one of the identified candidates, then the process set forth in this section shall be repeated until the Board elects a candidate meeting the qualifications set forth herein. G. If a director put in place through this process is no longer able to serve on the Board, the process described above shall be repeated for the selection of a replacement director. 4. The Board will adopt a policy providing that directors may serve on not more than three (3) other public company boards. 5. The Board will adopt a policy requiring that the Board’s (i) Audit Committee, (ii) Talent and Compensation Committee (the “Compensation Committee”), and (iii) Governance Committee be comprised of a majority of independent directors. 6. The Board will amend Section 3.5 of the Company’s Corporate Governance Guidelines (amended and restated as of November 8, 2021, the “Governance Guidelines”) to require that a majority of the members of the Board be independent within the meaning of NASDAQ listing standards, and, in addition, that a director will not be considered independent if the director is: A. a director who is, or at any time during the past three (3) years was, employed by the Company; B. a director who accepted or who has a Family Member (as defined in NASDAQ listing standards) who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three (3) years preceding the determination of independence, other than (i) compensation for Board or Board committee service; (ii) compensation paid to a Family Member who is an employee (other than an Executive Officer (as defined in the NASDAQ listing standards)) of the

13 Company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation; C. a director who is a Family Member of an individual who is, or at any time during the past three (3) years was, employed by the Company as an Executive Officer; D. a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder (as defined in NASDAQ listing standards) or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three (3) fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs; E. a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three (3) years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or F. a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years. An Independent Director who loses his or her independent status shall no longer be considered an independent director for the purposes hereof, and shall resign unless the Board would still be comprised of a majority of independent directors. If the Company fails to comply with the independence requirements set forth herein due to one or more vacancies of the Board, Clover shall use reasonable best efforts to regain compliance with these requirements within sixty (60) days. III. Enhancements to Enterprise Risk Management and Management-Level Risk Committee (“Risk Committee”) 1. The Board amended its Enterprise Risk Management Policy (“ERP”) to enhance its Enterprise Risk Management (“ERM”) program on December 12, 2022, as set forth herein. 2. The primary objectives of the ERM program are to: A. Establish a systematic approach to identify, assess, manage, monitor and report on enterprise-wide risks that could impact the achievement

14 of the Company’s strategy, including impact to capital management and solvency; B. Provide appropriate insight and focus to senior management and to the Board on key risks; C. Promote a culture of integrity and accountability that raises risk awareness and encourages proactive identification of risk and control in all business functions and entities; D. Incorporate key risk consideration into strategic business decisions; and E. Comply with applicable regulatory laws/guidance, including the National Association of Insurance Commissioners Own Risk and Solvency Assessment and the State of New Jersey Department of Banking & Insurance Title 17 (C.17:23-17). 3. The Company shall establish a Risk Committee Charter formalizing the Risk Committee’s responsibilities for providing direct oversight of the ERM program. The Risk Committee shall facilitate overall compliance with the ERP of the Company and reporting of risk matters to the Audit Committee. The charter shall reflect that the Risk Committee will function as a working committee to oversee the ERM function and the establishment of the ERM program, policies, and processes and governance procedures designed to identify, communicate, manage, monitor, control and report exposures to significant risks to the strategy, goals and objectives, and operations of the Company. Members must be representative of and familiar with all key business areas of the Company and be in an executive-level management position or an appropriate executive delegate. 4. In addition, the charter shall state the Risk Committee’s responsibilities, as follows: A. The Risk Committee shall be primarily responsible for the risk management policies of the Company’s operations and oversight of the operation of the Company’s risk management framework, as an adjunct to and in support of the risk assessment and oversight responsibilities of the Board and its existing committees; B. The Risk Committee shall be responsible for monitoring Clover’s compliance with all internal risk assessment and internal reporting conducted by Clover’s employees. The Risk Committee shall be responsible for identifying material risks relating to Clover’s compliance with all applicable laws and regulations and public disclosures about Clover’s business affairs, financial reporting, and risk exposure;

15 C. The Risk Committee shall have unrestricted access to Company personnel and documents and authority to direct and supervise an investigation into any matters within the scope of its duties, including for the purpose of identifying material risks relating to Clover’s compliance procedures; D. The Risk Committee shall prepare a report to the Audit Committee whenever any material risks relating to Clover’s compliance are identified. This report shall include recommendations regarding proposals for mitigating these risks, as well as relevant considerations relating to Clover’s public disclosures of these risks; E. The Risk Committee shall meet at least four (4) times annually; F. The Risk Committee shall receive reports from management or other appropriate personnel, providing information necessary to confirm the accuracy of proposed public disclosures; G. The Risk Committee, with the assistance of the Audit Committee, shall be responsible for monitoring compliance with Clover’s Code of Business Conduct and Ethics (“Code of Conduct”). In the event that a violation of the Code of Conduct is sufficiently material to trigger a disclosure obligation, the Risk Committee will report the violation to the Audit Committee; and H. The Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at Clover’s expense. IV. Board Composition and Practices 1. The Board currently has eight (8) members. The Board shall adopt the following enhancements as they relate to its composition and practices: A. Limitations on Other Boards. The Audit Committee Charter shall include a provision to require that members of that committee may sit on no more than two (2) additional public boards. Additionally, the Chief Executive Officer (“CEO”) of the Company may sit on no more than one (1) other such board. Clover’s Directors and Officers may not serve as Board members at companies that directly compete with Clover. V. Board Diversity 1. The Company’s Governance Guidelines provide that the Governance Committee, along with the rest of the Board, determine the desired director

16 qualifications, “with the goal of developing an experienced and highly qualified Board, with a diverse background and skill set.” 2. To further promote this goal, the Company shall establish a specific policy addressing measures taken to promote Board diversity. When seeking candidates for nomination to the Board, each pool of candidates shall, to the extent practicable, include at least one quarter of candidates from “underrepresented minorities,” as defined in NASDAQ Rule 5605(f), thereby ensuring “underrepresented minorities” are considered for nomination to the Board with appropriate consistency. VI. Board Education 1. The Board will amend Section 4 of the Governance Guidelines to explicitly require all directors to attend a Board of Directors training or similar program(s) within one (1) year after Court approval of the settlement and at least once every two (2) years thereafter. All costs in connection with attendance and participation in this director training shall be paid for by the Company. Newly elected Board members must attend such programs within six (6) months of joining the Board. VII. Enhanced Duties of the Compensation Committee and Improvements to the Compensation Committee Charter 1. The Board amended and enhanced the Compensation Committee’s Charter on March 22, 2023, which now provides that: A. In addition to such other responsibilities as may be delegated to the Committee from time-to-time by the Board, the Committee shall periodically review and discuss with the CEO and the Board the development and succession plans for senior management positions. 2. Clover shall also adopt additional resolutions to amend the Charter of the Compensation Committee. The amended Compensation Committee Charter shall be posted on the Company’s website. Clover will amend the Charter of the Compensation Committee to require that: A. in determining, setting, or approving the annual short-term compensation of Clover’s executive officers and other personnel, the Compensation Committee shall consider such individual’s performance as it relates to both legal compliance and compliance with Clover’s internal policies and procedures; and B. in determining, setting, or approving termination benefits and/or separation pay to executive officers, the Compensation Committee shall take into consideration the circumstances surrounding the particular executive officer’s departure and the executive’s

17 performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures. VIII. Conflicts Committee 1. The Company amended and enhanced its Conflicts of Interest Committee (“Conflicts Committee”) Charter in August 2021. The Conflicts Committee Charter is set forth in Appendix A. 2. The Conflicts Committee shall be comprised of key Company management, including the Chief Corporate Compliance Officer (“CCO”), Chief Financial Officer (“CFO”) and General Counsel (“GC”). 3. The Conflicts Committee has general oversight responsibility for the implementation, supervision, and ongoing management of the Company’s conflicts of interest program, policies, and procedures; the determination of whether particular relationships or related party transactions (“RPTs”) constitute actual or potential conflicts of interest; the determination and implementation of any mitigating steps in response to any such conflicts; and the determination of whether any relationships or conflicts should be escalated for review to the Audit Committee. 4. The Conflicts Committee shall implement and maintain a Conflicts of Interest policy and procedure (the “Conflicts of Interest Policy”) that ensures that the Company complies with industry standards and best practices for public companies. The Conflicts of Interest Policy shall include detailed procedures and thresholds for identification, evaluation, and decision-making regarding existing or proposed RPTs involving Section 16 reporting officers or directors that pose a risk of an actual or potential conflict of interest. 5. The Conflicts Committee shall, on no less than an annual basis, review and amend the Conflicts of Interest Policy and related procedures as the Conflicts Committee and Audit Committee deem necessary and appropriate to ensure its continued effectiveness. 6. The Conflicts Committee Chair and the Conflicts Committee shall report directly to and shall be accountable to Clover’s Audit Committee. Reports to the Audit Committee will address activities and the status of the conflicts program, including any identified, investigated and/or resolved significant or material issues, and the results of internal and external audits. 7. The Conflicts Committee will meet at least monthly, and as frequently as necessary to ensure effective oversight of the conflicts program. IX. Enhanced Duties of the Audit Committee

18 1. The Audit Committee shall meet at least four (4) times annually and in separate executive sessions with representatives of the Company’s management-level Disclosure Committee and CCO in carrying out its duties. X. Audit Committee Charter Enhancements 1. Clover shall adopt a resolution to amend the Charter of the Audit Committee (the “Audit Committee Charter”). The amended Audit Committee Charter shall be posted on the Company’s website. The amended Audit Committee Charter shall provide that: A. the Audit Committee shall meet at least five (5) times annually, including one meeting focused exclusively on ERM and assessment of the Company’s accounting, financial reporting and compliance internal controls regimes, with each such meeting to include separate executive sessions, and meetings with Disclosure Committee representatives and the CCO; B. the Company shall require the Audit Committee to evaluate the Company’s enterprise risks at least twice annually, and more often as necessary to address new, potentially material risks as they arise; C. the Company shall require the Audit Committee to conduct appropriate review and oversight of RPTs, as defined by applicable SEC and NASDAQ rules and as set forth herein; D. the Audit Committee shall review and consider amendments to the Code of Conduct at least annually to ensure its continued effectiveness; E. the Audit Committee shall compile a list of potential independent outside auditors and conduct the necessary preemptive due diligence to ensure that the Company is not without a registered independent outside auditor for more than thirty (30) days upon the resignation or termination of its current registered independent outside auditor. Copies of the compiled list and any reports drafted during the due diligence process by the Audit Committee shall be provided to the Disclosure Committee; and F. the Audit Committee shall have the authority to review recordings or transcripts of earnings teleconferences, annual shareholder meetings, investor conferences, and other public statements by Company representatives and to make appropriate recommendations to management regarding the quality of the information provided to investors and any corrections, modifications, or additional disclosures as the Committee deems advisable. Management shall assist the Audit Committee, as

19 appropriate, in conducting such reviews and shall evaluate any recommendations made by the Audit Committee in connection with such reviews. XI. Improvements to the Governance Committee Charter 1. The Board amended and enhanced the Charter of the Governance Committee (the “Governance Committee Charter”) on March 22, 2023, which now provides that, in addition to such other responsibilities as may be delegated to the Governance Committee from time-to-time by the Board, the Governance Committee shall: A. Periodically review and discuss the development and succession plan for the CEO; and B. Review annually the Executive Chairman’s performance against the responsibilities outlined in the Executive Chair Duties and Responsibilities policy and as otherwise established by the Board. 2. Clover shall also adopt additional resolutions to amend the Charter of the Governance Committee. The amended Governance Committee Charter shall be posted on the Company’s website. Clover will amend the Charter of the Governance Committee to require that: A. Final approval of a director candidate shall be determined by the full Board. Potential disqualifying conflicts of interest to be considered shall include familial relationships with Company officers or directors, interlocking directorships, and/or substantial business, civic, and/or social relationships with other members of the Board that could impair the prospective Board member’s ability to act independently from other Board members; B. The Governance Committee shall hire an independent corporate governance expert at least once every two (2) years to review and evaluate Clover’s director nomination processes, compare these processes with best practices, and assist the Governance Committee in developing recommendations to the Board regarding any actions to take based on its evaluation, including the implementation of new processes and procedures as necessary; and C. The Governance Committee shall work with the Risk Committee in fulfilling its duties related to the Company’s corporate governance principles and oversight of the Company’s compliance with applicable laws and regulations. XII. Enhancements to Board-Level Compliance and Financial Reporting Oversight 1. The GC and CCO shall update the Board at each regularly scheduled Board meeting regarding: (i) any significant or potentially material violations by the Company that are raised by the SEC, the U.S. Department

20 of Justice (the “DOJ”), and/or other government or regulatory agencies that fall under their respective purviews; and (ii) any adverse developments or significant new information relating to technology or operations. 2. Upon the request of the GC, CCO, or the independent members of the Board, the independent members of the Board will meet in executive session with the GC to review any concerns, including any whistle blower issues, reports of management wrongdoing, pending or threatened litigation, and such other matters that the GC or independent Board members identify. Similarly, following such a request, the independent members of the Board will meet in executive session with the GC or CCO to review any concerns, including any material compliance issues raised by the SEC, DOJ, and/or other government or regulatory agencies that fall under the GC or CCO’s purview, and the effectiveness of the Company’s policies, procedures, systems and controls designed to ensure regulatory compliance. 3. The Company’s CFO (or their designee) shall provide a quarterly report to the full Board as to the Company’s financial condition and prospects, including, but not limited to, a discussion of all reasons for material increases in expenses and liabilities, if any, and material decreases in revenues and earnings, if any, management plans for ameliorating or reversing such negative trends, and the success or failure of any such plans presented in the past. XIII. Enhancements to Ethics Policies 1. Clover will revise its Code of Conduct and its Employee Handbook to clarify that gifts to third parties with which Clover conducts business in amounts less than $15 per recipient per instance must be approved by the GC and CFO if they are part of a broader program, formal or informal, involving the disbursement of more than $500 in gifts per year. 2. Clover will include in its annual Code of Conduct training and new employee onboarding training, content regarding Clover’s policies relating to the provision of gifts to third parties with which Clover conducts business. XIV. New Board-Level Clinical Committee 1. The Company has created a new Clinical Committee of the Board and adopted its Charter in March 2023. 2. The purpose of the Clinical Committee is to assist the Board in its oversight of the Company’s clinical and other health-related strategies and initiatives, and matters relating to (1) the advancement of quality medical care, patient safety and patient experience; (2) the enhancement of access

21 to cost-effective quality health care; (3) promoting member health; and (4) enhancing clinician experience and decision making. 3. The Charter of the Clinical Committee was created as a result of the derivative Actions provides that, in addition to such other responsibilities as may be delegated to the Clinical Committee from time-to-time by the Board, the Clinical Committee shall: A. Review significant clinical strategies and initiatives of the Company, and matters concerning efforts to (1) advance the quality of clinical and medical care and member experience; (2) enhance access to cost-effective quality health care; (3) promote member health; and (4) enhancing clinician experience and decision making; B. Review and recommend to the Board policies, positions and practices concerning broad public policy issues, including those that relate to health care policy and regulatory issues, including health care reform and modernization; C. Oversee the Company’s clinical practices and policies, including quality, utilization management, key clinical trends and priorities and to provide a forum for the Company’s clinicians to discuss such practices, priorities and trends with the Board; D. Oversee management’s efforts and initiatives to expand access to health care, improve health care affordability and clinical care, enhance the health care experience, achieve better health outcomes, advance health equity, and reduce health disparities; E. Assist in developing strategies and oversee the Company’s progress related to the U.S. Centers for Medicare & Medicaid Services’ STAR Ratings; F. Oversee the Company’s external communications related to the clinical efficacy of its care programs and Clover Assistant tool; G. Report regularly to the Board on Clinical Committee actions and any significant issues considered by the Clinical Committee; H. Perform such other functions as assigned by law, the Company’s Certificate of Incorporation or Bylaws, or the Board; I. Annually review and assess the adequacy of the Charter of the Clinical Committee and recommend any proposed changes to the Board for approval; and

22 J. Review annually its own performance against the responsibilities outlined in the Charter of the Clinical Committee and as otherwise established by the Board. 4. The Clinical Committee Charter shall be further amended to require the Clinical Committee to gather and evaluate information necessary to facilitate Board-level oversight of: (1) compliance with all applicable state and federal healthcare laws and regulations; (2) compliance with Medicare regulations; and (3) compliance with the federal Anti-Kickback Statute and federal False Claims Act. XV. Enhancements to Internal Audit 1. The Company has enhanced its Internal Audit function as follows: A. Internal Audit will identify the resources it deems necessary to effectively manage internal knowledge of risk exposure, existing laws and regulations, and disclosure obligations. B. Internal Audit will assess risks of non-compliance with laws and regulations and disclosure obligations, and incorporate such risk assessments in developing and executing internal audit procedures. C. Internal Audit will implement information technology to improve audit techniques with respect to compliance and risk exposure. 2. The Company has designated an Internal Audit Leader (“IAL”) responsible for supervising and ensuring the effectiveness of the Company’s internal audit function and providing essential information in periodic reports to Clover’s Audit Committee. A. The IAL shall report to the CFO. The IAL’s duties shall include, but not be limited to, designing and implementing the Company’s internal auditing programs and controls, including, as appropriate, special tasks or projects requested by management or the Audit Committee. The IAL will provide a formal report to the Audit Committee at least quarterly and will report promptly to that Committee any allegations of such compliance and ethics concerns relating to financial fraud or reporting violations. B. The IAL shall be primarily responsible for managing Clover’s internal audit function and for assisting the Board in fulfilling its oversight duties with regard to Clover’s internal audit function. The IAL shall report directly to the Audit Committee as necessary to facilitate its oversight responsibilities. The IAL shall have experience in the design and implementation of internal audit functions.

23 C. The IAL shall ensure that the following duties and responsibilities are carried out, through reasonable delegation, as necessary: i. Review, develop and manage an internal audit strategy which appropriately considers the relevant and evolving business risks facing the Company and evaluates the adequacy and effectiveness of the Company’s internal control systems. This shall include monitoring the Company’s internal control environments and its accounting practices; ii. Devise an Internal Audit Plan (“IAP”) for each fiscal year, which shall be presented to the Audit Committee. The IAP shall include an annual or ongoing assessment of the system of internal controls in order to ensure that (i) appropriate financial reporting procedures are in place and being followed by the Company’s employees to minimize the risk of non-compliance with financial reporting rules and regulations, and (ii) the risk of overstatement of asset value is minimized. Appropriate Company operations as dictated by the IAP shall be subject to an internal audit review each year; iii. Communicate the internal audit strategy with the CFO, Audit Committee, management, and the Company’s individual business units or teams; iv. Direct audit scheduling and execution to ensure the most critical areas are addressed, and that business operations of the Company are reviewed on a timely and accurate basis appropriate to the risk profile of the operation under review; v. Establish standards and project methodology for the internal audit function; vi. Progressively manage, recruit, and develop a professional audit staff or outsourced solution, in each case, with sufficient knowledge, skills, experience, and professional certifications to meet the Company’s audit requirements; vii. Prepare a report for each internal audit performed describing the internal audit’s findings, opinions and recommendations, if any. As appropriate, after review and comment from potentially impacted operational departments, these reports (together with any response from potentially affected departments) shall be directed to the CFO, and the Audit

24 Committee for their review and, if necessary, remedial action; and viii. Oversee employee training in best practices related to internal auditing. 3. For the avoidance of doubt, the Parties acknowledge that the Company’s internal audit function, including the position of IAL, may be performed by a third-party provider with suitable skills and experience, and that such third-party provider will be subject to the terms of this section. XVI. Enhanced CFO Independence 1. Clover shall adopt a policy requiring that its CFO shall not have been employed by any of Clover’s outside auditor firms during the prior two (2) years or, if involved in the outside auditor firm’s audit of Clover, during the prior five (5) years. XVII. Disclosure Committee Enhancements 1. The Disclosure Committee will be expressly charged with ensuring that the Company’s disclosures are accurate and complete. The Disclosure Committee will establish procedures and protocols governing the process for preparing and vetting the Company’s public disclosures. 2. The Disclosure Committee Charter shall incorporate the Company’s policy that all public disclosures made by the Company and its designated representatives shall (i) be accurate, complete and timely; (ii) fairly present, in all material respects, the Company’s financial condition, results of operations and cash flows; and (iii) meet any other legal, regulatory or stock exchange requirements. 3. In addition, Clover shall amend its Disclosure Committee Charter to reflect the following: A. The Disclosure Committee members shall consist of, at a minimum, the Company’s CFO, CCO, Controller, the GC or their designee, and delegates appointed by the Risk Committee and Internal Audit, and representatives from each of the key functional areas of the Company. The Controller of the Company shall serve as the Disclosure Committee’s Chair. B. The Disclosure Committee shall establish procedures and timelines for the preparation and filing of the Company’s quarterly earnings press releases and periodic SEC reports, including disclosure policies and lines of communication, to ensure that relevant Company personnel timely report to the Disclosure Committee

25 information potentially requiring disclosure, in coordination with other groups within the Company as appropriate. C. The Disclosure Committee shall review and approve the Company’s SEC Forms 10-K and Forms 10-Q, registration statements, and related presentations filed with the SEC. D. In conducting these review procedures, the Disclosure Committee shall coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and the Audit Committee, as necessary and advisable. E. The Chair of the Disclosure Committee, or the Chair’s designee, shall report at least quarterly to the Audit Committee regarding the Disclosure Committee’s activities and recommendations. F. At least annually, the Disclosure Committee shall review and assess the Company’s non-financial metrics disclosed in its Exchange Act filings. XVIII. Chief Corporate Compliance Officer 1. Within six (6) months of the Effective Date, Clover will retain or designate a CCO with duties and responsibilities separate and distinct from those of the Medicare Compliance Officer (“MCO”), as set forth below. The CCO must have experience in risk mitigation, legal-regulatory compliance, and public company disclosures. A. The CCO shall oversee and administer Clover’s corporate governance and information and monitoring systems designed to ensure timely and accurate public disclosures and internal reporting of potential compliance and ethics concerns. B. The CCO will provide a report to the Risk Committee at least four (4) times annually and will report promptly to that Committee any allegations of such compliance and ethics concerns relating to financial fraud or reporting violations. C. The CCO shall have primary responsibility for managing Clover’s ethics and compliance program (excluding Medicare and other healthcare regulatory compliance, for which the Company’s MCO has primary responsibility), and for assisting the Board in fulfilling its oversight duties with regard to Clover’s compliance with applicable laws, regulations and accounting standards, and the dissemination of true and accurate information. The CCO shall work with the Audit Committee, and, as necessary, other Board committees to facilitate the Board’s oversight responsibilities.

26 2. The CCO’s specific duties and responsibilities shall include the following: A. Working with the Risk Committee to evaluate and define the goals of Clover’s ethics and compliance program in light of trends and changes in laws which may affect Clover’s compliance with laws relating to disclosure of the Company’s risk exposure; B. Managing and overseeing Clover’s ethics and compliance program (excluding Medicare and other healthcare regulatory compliance, for which the Company’s MCO has primary responsibility), implementing procedures for monitoring and evaluating the program’s performance, and periodically reporting to the Board regarding progress toward meeting program goals; C. Advising Clover’s Risk Committee and acting as the liaison between management, including the Risk Committee, and the Board, in which capacity the CCO shall (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance or disclosure issues to the Risk Committee and Audit Committee; and (iii) make recommendations for further evaluation and/or remedial action within deadlines established by the Risk Committee; D. Performing a review of Clover’s draft quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K, and related materials prior to their publication to ensure (i) the accuracy, completeness, and timeliness of disclosures relating to risk exposure from the Company’s reporting of financial data and to internal controls; (ii) the identification and disclosure of any material risks to Clover’s compliance with applicable laws and regulations; and (iii) accurate reporting of any material issues that may merit disclosure to Clover’s Risk Committee; E. Working with the Audit Committee to ensure the completeness and accuracy of the financial data contained in Clover’s periodic financial reports; F. Preparing quarterly reports to the Risk Committee evaluating and, where necessary, recommending remedial action; G. Employing, if desired, an independent third-party consultant and/or service at the Company’s expense to assist in the assessment of internal risk; and H. Working with Clover’s GC and the Audit Committee to evaluate the adequacy of Clover’s internal controls over compliance and developing proposals for improving these controls. This includes

27 meeting with the Company’s GC and Audit Committee at least every quarter to discuss ongoing and potential litigation and compliance issues. XIX. Enhanced Employee Training in Risk Assessment and Compliance 1. Clover shall amend its Code of Conduct and/or Governance Guidelines as follows: A. Other than for Medicare and other healthcare regulatory compliance items, the CCO shall be charged with primary responsibility for education and training pursuant to this provision; B. Training shall be mandatory for all directors, officers, and employees of Clover. Training shall be annual for all such persons, and in the event a person is appointed or hired after the annual training for a particular year, a special training session shall be held for such individual within ninety (90) business days of his or her appointment or hiring; C. Training shall include coverage of Clover’s Code of Conduct and manuals or policies established by Clover concerning legal or ethical standards of conduct to be observed in connection with work performed for Clover (including those discussed herein), and rules and regulations related to the healthcare industry and Medicare, including, but not limited to, the Federal False Claims Act, Federal Health Care Fraud Fund, and the Stark Act; D. Training for employees involved in (i) preparing the Company’s financial statements; (ii) communications with the Company’s independent auditor; and (iii) disseminating or producing the Company’s public statements shall include, but not be limited to, coverage of pertinent GAAP principles and the laws and regulations regarding public disclosures. XX. New Anti-Kickback Policy 1. Clover shall adopt and maintain an Anti-Kickback Policy, which shall set forth information regarding the federal Anti-Kickback Statute, define and describe kickbacks, and detail Clover's policy and oversight procedures, including but not limited to the following: A. Clover employees, affiliates, officers, and directors (collectively, “employees”) shall be prohibited from offering, soliciting, accepting, or otherwise receiving prohibited payments (kickbacks, bribes, or any unearned fees or other form of value). Clover employees shall be prohibited from offering improper payments,

28 including, but not limited to, payments to healthcare providers and their staff. B. All employees shall be informed of the Anti-Kickback Policy and the federal Anti-Kickback Statute through required compliance training, including the criminal and civil penalties violators may be subjected to for failing to comply with those laws. C. The Company’s Compliance function shall develop and oversee the implementation and operation of policies, procedures, and internal controls for monitoring compliance with the Anti-Kickback Policy, and for investigation and decision-making regarding possible violations of the policy. Significant or potentially material violations shall be reported to the Risk Committee and to the Board’s Audit Committee. D. Any employee or Company representative found to have engaged in prohibited kickback activity may be subject to immediate termination and referral to government authorities. Suspected violations shall be reported and investigated pursuant to the Whistleblower Policy (as defined herein). E. The Anti-Kickback Policy shall be made publicly available on the Company’s website. XXI. New Marketing Policy 1. Clover shall adopt and maintain a Marketing Policy explicitly addressing deceptive marketing practices and prohibiting any and all deceptive and improper marketing practices. 2. The Marketing Policy shall be incorporated in all future officer training programs. The Company shall develop and implement processes to ensure compliance with the Marketing Policy, consistent with the Enhancements set forth herein. 3. The Marketing Policy shall be publicly available on the Investor Relations portion of the Company’s website and shall be reviewed and adjusted as necessary annually by the Risk Committee. 4. The Company shall develop and oversee the implementation and operation of policies, procedures, and internal controls for monitoring compliance with the Marketing Policy, and for investigation and decision-making regarding possible violations. Significant or potentially material violations shall be reported to the Risk Committee and to the Board’s Audit Committee, and appropriate disciplinary action shall be taken.

29 5. The Marketing Policy shall be made publicly available on the Company’s website. XXII. Enhanced Related Person Transactions Policy and Board Oversight 1. The Company amended its Related Person Transactions Policy on September 28, 2022, as set forth in Appendix B. The Company’s Related Person Transactions Policy now provides that: A. All transactions with Related Parties (as defined in the policy), other than transactions for which Audit Committee approval is not required by the Related Person Transactions Policy, may be consummated or shall continue only if the Audit Committee shall have approved or ratified such transaction in accordance with the guidelines set forth in the Related Person Transactions Policy. B. No director shall participate in any approval or ratification of any transactions with Related Parties for which he or she is a Related Party. C. A memorandum or other background information regarding all transactions with Related Parties shall be provided to the Audit Committee, including any amounts expected to be paid by the Company under the agreement, and the employee within the Company responsible for each transaction with a Related Party (each, an “owner”) shall make himself or herself available to discuss the transaction and any questions related thereto with the Audit Committee. Before entering into any amendment to an agreement with a Related Party, an owner must provide a memorandum or other background information to the Audit Committee regarding the proposed amendment, including any amounts expected to be paid by the Company under the amended agreement. Additionally, a listing of all such transactions, including amounts spent in connection with each transaction, shall be provided to the Audit Committee on a quarterly basis. D. The Audit Committee shall approve or ratify only those transactions with Related Parties that, in light of known circumstances, are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of the Audit Committee’s discretion. The Audit Committee, in the Audit Committee’s sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Party in connection with the approval or ratification of the proposed transaction. The Audit Committee shall convey the decision, including any conditions imposed on the transaction, to the CCO, who

30 shall convey the decision to the appropriate persons within the Company. XXIII. Enhanced Employee Training in Related Person Transactions and Disclosures 1. The GC shall develop and implement a training program for Clover’s officers and directors focused on best practices in managing, mitigating and ensuring proper disclosure of potential conflicts of interest that may arise from relationships between the Company and other affiliates. 2. The program shall include the Company’s Related Person Transactions Policy and protocols for seeking advice and guidance from the GC, and when and how matters should be escalated to the Conflicts Committee and Audit Committee for evaluation and decision-making as provided herein. 3. The GC shall be authorized and provided the resources necessary to retain external consultants and vendors as the GC deems necessary and appropriate to develop and implement the training program. 4. Following an initial training program to be conducted within six (6) months of the Effective Date, supplemental training programs shall be conducted every two (2) years. 5. Training shall be mandatory for all Section 16 reporting officers and directors, and optional for members of the Disclosure Committee. 6. Training shall include, but not be limited to, coverage of pertinent GAAP principles and the laws and regulations regarding public disclosures, including RPTs and related considerations, and the operation and function of Clover’s internal controls over accounting and financial reporting. XXIV. Whistleblower and Complaint Policy 1. The Company will maintain and extend its Whistleblower and Complaint Policy, set forth in Appendix C. The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least twice a year and via the Company’s intranet. XXV. Executive Officer Ownership Guidelines 1. The Company adopted an Executive Officer Minimum Stock Holding Policy in March 2023 (the “Minimum Stock Holding Policy”), as set forth in Appendix D. XXVI. Adoption of New Recoupment Policy Consistent with NASDAQ Guidelines

31 1. The Company adopted a Recoupment Policy in March 2023, as set forth in Appendix E. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? 54. Plaintiffs and Plaintiffs’ Counsel believe that the claims raised in the Actions have substantial merit. Plaintiffs’ entry into the Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge, however, the significant risk, expense, and duration of continued proceedings necessary to prosecute the derivative claims against the Individual Defendants through trial(s) and possible appeals, and uncertain outcome and the risks of further litigation, problems of proof, and the significant costs and distractions such litigation would impose on the Company. Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, which are detailed in the Stipulation, Plaintiffs’ Counsel believe that the Settlement is fair, reasonable, and adequate, and confers substantial benefits upon Clover and its stockholders. 55. Defendants deny that they have committed or engaged in any wrongdoing or violation of law whatsoever. Defendants further deny each and all of the claims and contentions alleged by Plaintiffs in the Actions. The Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged in the Actions. Defendants have concluded that it is desirable for the Actions to be fully and finally settled in the matter upon the terms and conditions set forth in the Stipulation, taking into account the uncertainty and risks inherent in complex litigation, the costs of defense, and the distraction of key members of management and the Board from the business of the Company. Defendants have, therefore, determined that it is in the best interests of Clover for the Actions to be settled in the manner and upon the terms and conditions set forth in the Stipulation. Defendants' entry into the Stipulation shall not be construed as or deemed to be evidence of an admission or concession by Defendants regarding any claim of fault, liability, wrongdoing, or damage whatsoever. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 56. If the Settlement is approved, the Parties will request that the Court enter the [Proposed] Judgment Approving Settlement of Derivative Actions (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur: Release of Claims by Plaintiffs: Upon the Effective Date, the Plaintiffs’ Releasing Parties shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons. Plaintiffs’ Releasing Parties shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Released Claims, and shall be permanently barred and enjoined from instituting, commencing, or prosecuting the Released

32 Claims against the Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or the Judgment. “Plaintiffs’ Releasing Parties” means: Plaintiffs, Clover, and each and every Clover stockholder, and their heirs, successors, representatives, assigns, and beneficiaries, and any Person or entity that could assert any of the Released Claims on their behalf. “Released Claims” means: all claims or causes of action (including known and Unknown Claims), whether based on federal, state, local, or statutory or common law, in equity, or on any other law, rule, regulation, ordinance, contract, or the law of any foreign jurisdiction, whether fixed or contingent, known or unknown, liquidated or unliquidated, suspected or unsuspected, asserted or unasserted, matured or unmatured, including, but not limited to, any claims for damages, injunctive relief, interest, attorneys’ fees, expert, or consulting fees, and any and all other costs, expenses, or liabilities whatsoever, that: (i) were asserted or could have been asserted derivatively in the Actions; (ii) would have been barred by res judicata had the Actions been fully litigated to final judgment; (iii) have been, could have been, or could in the future be, asserted derivatively or by Clover directly in any forum or proceeding, against any of the Released Persons that concern, are based upon, involve, or arise out of, or relate to any of the subject matters, allegations, transactions, facts, events, occurrences, disclosures, representations, statements, omissions alleged, acts, failures to act, alleged mismanagement, misconduct, concealment, alleged misrepresentations, alleged violations of local, state or federal law, sale of stock, or other matters involved, set forth, or referred to in the complaints in the Actions; or (iv) arise out of, relate to, or concern the defense, settlement, or resolution of the Actions or the Released Claims. “Released Claims” shall not include: (i) claims to enforce the terms of the Stipulation and/or the Judgment; (ii) exclusively direct claims (i.e., as opposed to derivative claims) Clover stockholders other than Plaintiffs may have in an individual capacity against Defendants; (iii) claims or causes of action of Clover against any of its current or former employees (other than current or former officers and directors), agents, or consultants arising out of any breach of an obligation, contractual or otherwise, owed to Clover or any of its affiliates; (iv) direct claims made in the Securities Action; or (v) claims any Plaintiff may have as a member of the class represented in the Securities Action pursuant to any plan of allocation as may be approved by the Court. “Released Persons” means: Defendants, Defendants’ Counsel and each and all of their past, present, or future family members, spouses, domestic partners, associates, affiliates, subsidiaries, parents, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other Person or entity acting or purporting to act for or on behalf of any Defendant, and each of their respective predecessors, successors, and assigns. Release of Claims by Defendants: Upon the Effective Date, the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims. The Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’

33 Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or the Judgment. “Defendants’ Released Claims” means: any and all manner of claims or causes of action (including known and Unknown Claims), whether based on federal, state, local, statutory or common law, in equity, or on any other law, rule, regulation, ordinance, contract, or the law of any foreign jurisdiction, whether fixed or contingent, known or unknown, liquidated or unliquidated, suspected or unsuspected, asserted or unasserted, matured or unmatured, including, but not limited to, any claims for damages, injunctive relief, interest, attorneys’ fees, expert, or consulting fees, and any and all other costs, expenses, or liabilities whatsoever, that could be asserted in any forum by any of the Released Persons against Defendants’ Released Persons, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Actions or the Released Claims. “Defendants’ Released Claims” shall not include claims to enforce the terms of the Stipulation and/or the Judgment. “Defendants’ Released Persons” means: Plaintiffs, Plaintiffs’ Counsel, and each and all of their past, present, or future family members, spouses, domestic partners, parents, associates, affiliates, subsidiaries, officers, directors, stockholders, owners, members, representatives, employees, attorneys, financial or investment advisors, consultants, underwriters, investment banks or bankers, commercial bankers, insurers, reinsurers, excess insurers, co-insurers, advisors, principals, agents, heirs, executors, trustees, estates, beneficiaries, distributees, foundations, general or limited partners or partnerships, joint ventures, personal or legal representatives, administrators, or any other Person or entity acting or purporting to act for or on behalf of any Plaintiff or any counsel for any Plaintiff, and each of their respective predecessors, successors, and assigns, Clover, and all Clover stockholders (solely in their capacity as Clover stockholders). 57. By Order of the Court, all proceedings in the Tennessee Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Court. Also, pending final determination of whether the Settlement should be finally approved, the Court has barred and enjoined the Tennessee Plaintiffs, the Company, and any Current Clover Stockholders from commencing or prosecuting any action asserting any of the Plaintiffs’ Released Claims against any of the Released Persons in any court or tribunal. HOW WILL THE ATTORNEYS BE PAID? 58. After negotiating the material substantive terms of the Settlement, Plaintiffs’ Counsel and counsel for Clover, with the assistance of the Mediator, separately negotiated a reasonable amount in attorney’s fees and expenses to be paid to Plaintiffs’ Counsel commensurate with the value of the substantial benefits conferred upon Clover and Current Clover Stockholders through the Enhancements and the risks assumed by Plaintiffs’ Counsel in pursuing the Actions on a wholly contingent basis. Clover, acting by and through its Board, has agreed that Plaintiffs’ Counsel are entitled to an award of reasonable attorneys’ fees and expenses in the amount of $2,500,000 (the “Fee and Expense Amount”), subject to Court approval. To date, Plaintiffs'

34 Counsel have neither received any payment for their services in conducting the Actions, nor have counsel been reimbursed for their out-of-pocket expenses incurred. 59. As part of the Settlement and subject to the Court’s approval, Plaintiffs' Counsel may apply to the Court for service awards of up to $3,000 for each of the seven Plaintiffs in recognition of Plaintiffs’ participation and effort in the initiation, prosecution, and settlement of the Actions, which, if approved by the Court, shall be paid by Plaintiffs' Counsel out of the attorneys’ fees and expenses approved by the Court. 60. Any Court-approved fee and expense award to Plaintiffs' Counsel will be paid by or on behalf of Clover. Clover stockholders are not personally liable for the payment of any award of fees or expenses to Plaintiffs' Counsel. WHEN AND WHERE WILL THE SETTLEMENT FAIRNESS HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT FAIRNESS HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DO NOT LIKE THE SETTLEMENT? 61. You do not need to attend the Settlement Hearing. The Court will consider any submission made in accordance with the provisions below even you do not attend the Settlement Hearing. 62. Please Note: The date and time of the Settlement Hearing may change without further written notice to Current Clover Stockholders, or the Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current Clover Stockholders to appear at the hearing by telephone or video, without further written notice to Current Clover Stockholders. In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current Clover Stockholders must or may participate by telephone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of Clover’s website, https://investors.cloverhealth.com, before making any plans to attend the Settlement Hearing. Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investor Relations” section of Clover’s website, https://investors.cloverhealth.com. Also, if the Court requires or allows Current Clover Stockholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investor Relations” section of Clover’s website, https://investors.cloverhealth.com. 63. The Settlement Hearing will be held on July 11, 2024 at 4:00 p.m., before the Honorable Aleta A. Trauger, either in person at the United States District Court for the Middle District of Tennessee, Fred D. Thompson U.S. Courthouse and Federal Building, Courtroom 6C, 719 Church Street, Nashville, TN 37203, or by telephone or videoconference (in the discretion of the Court) to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit D to the Stipulation, should be entered dismissing the Action with prejudice;

35 (iii) determine whether of the agreed-to attorneys’ fees and expenses to Plaintiffs’ Counsel should be approved; and (iv) rule on such other matters as the Court may deem appropriate. 64. Any Current Clover Stockholder who continues to own shares of Clover common stock through the date of the Settlement Hearing may object to the Settlement and/or of the requested attorneys’ fees and expenses to Plaintiffs’ Counsel. Objections must be signed and in writing. You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the Middle District of Tennessee at the address set forth below no later than June 20, 2024. Copies of the objection must also be delivered (by hand, first-class mail, or express service) to Tennessee Plaintiffs’ Counsel, and to Defendants’ Counsel, at the addresses set forth below such that the objection is received on or before June 20, 2024. Clerk’s Office Office of the Clerk Fred D. Thompson U.S. Courthouse and Federal Building 719 Church Street, Suite 1300 Nashville, TN 37203 Counsel for Defendants Scott A. Edelman Jed M. Schwartz Milbank LLP 55 Hudson Yards New York, NY 10001 Counsel for Plaintiffs Brett D. Stecker Shuman, Glenn & Stecker 300 Countryview Drive Bryn Mawr, PA 19010 -and- Timothy Brown The Brown Law Firm, P.C. 767 Third Avenue, Suite 2501 New York, NY 10017 Counsel for Defendants Scott A. Edelman Jed M. Schwartz Milbank LLP 55 Hudson Yards New York, NY 10001 65. Any objections must: (i) identify the case name and case number for the lead Tennessee Action, Sun v. Garipalli, Lead Case No. 3:21-cv-00311; (ii) state the objector’s name, address, and telephone number, and if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (iii) contain a representation as to whether the objector and/or his, her, or its counsel intends to appear at the Settlement Hearing; (iv) contain a statement of the objection(s) to any matters before the Court, the grounds for the objection(s) or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; (v) if the objector has indicated that he, she, or it intends to appear at the Settlement Hearing, identify any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing; and (vi) include: (1) documentation sufficient to prove that the objector owned shares of Clover common stock as of the close of business on the date of execution of the Stipulation,

36 (2) documentation sufficient to prove that the objector continues to hold shares of Clover common stock on the date of filing of the objection, and (3) a statement that the objector will continue to hold shares of Clover common stock as of the date of the Settlement Hearing. Documentation establishing ownership of Clover common stock must consist of copies of an official brokerage account statement, a screen shot of an official brokerage account, or an authorized statement from the objector’s broker containing the information found in an account statement. Plaintiffs’ Counsel and Defendants’ Counsel are authorized to request from any objector additional information or documentation sufficient to prove his, her, or its holdings of Clover common stock. 66. You may not object to the Settlement or the amount of attorneys’ fees and reimbursement of expenses to Plaintiffs' Counsel if you are not a Clover Stockholder. 67. You may file a written objection without having to appear at the Settlement Hearing. You may not, however, appear at the Settlement Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, or unless the Court orders otherwise. 68. If you wish to be heard orally at the Settlement Hearing in opposition to the approval of the Settlement or the amount of attorneys’ fees and reimbursement of expenses to Plaintiffs' Counsel, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office and serve it on Plaintiffs’ Counsel and Defendants’ Counsel, at the addresses set forth in paragraph 64 above so that it is received on or before July 3, 2024. Persons who intend to object and desire to present evidence at the Settlement Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Objectors who intend to appear at the Settlement Hearing through counsel must also identify that counsel by name, address, and telephone number. Objectors and/or their counsel may be heard orally at the discretion of the Court. 69. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Plaintiffs’ Counsel, and Defendants’ Counsel at the addresses set forth in paragraph 64 above so that the notice is received on or before July 3, 2024. 70. The Settlement Hearing may be adjourned by the Court without further written notice to Current Clover Stockholders. If you intend to attend the Settlement Hearing, you should confirm the date and time of the hearing as stated in paragraph 63 above. 71. Unless the Court orders otherwise, any person or entity who does not object in the manner described above will be deemed to have waived any objection and will be forever foreclosed from making any objection to the fairness, reasonableness, or adequacy of proposed Settlement or the requested attorneys’ fees and expenses to Plaintiffs' Counsel. Current Clover Stockholders do not need to appear at the Settlement Hearing or take any other action to indicate their approval.

37 CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 72. This Long-Form Notice contains only a summary of the terms of the Settlement. For the full terms and conditions of the Settlement, please see the Stipulation available at the “Investor Relations” portion of Clover’s website, https://investors.cloverhealth.com. More detailed information about the matters involved in the Tennessee Action can be obtained by accessing the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.tnmd.uscourts.gov, or by visiting, during regular office hours, the Office of the Clerk, Fred D. Thompson U.S. Courthouse and Federal Building, 719 Church Street, Nashville, TN 37203. If you have questions regarding the Settlement, you may write, call, or email either or both of Plaintiffs’ Counsel: Brett D. Stecker Shuman, Glenn & Stecker 300 Countryview Drive Bryn Mawr, PA 19010 (303) 861-3003 brett@shumanlaw.com -and/or- Timothy Brown The Brown Law Firm, P.C. 767 Third Avenue, Suite 2501 New York, NY 10017 (516) 922-5427 tbrown@thebrownlawfirm.net PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, INDIVIDUAL DEFENDANTS, THE COMPANY, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. Dated: April 4, 2024 By Order of the Court United States District Court for the Middle District of Tennessee